EXHIBIT 1

                             JOINT FILING AGREEMENT

                     This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date with respect to the beneficial ownership of the undersigned of the Common Shares of Dynacare Inc. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated: July 25, 2002

                                     /s/ Joshua Latner
                                     ---------------------------------------
                                     JOSHUA LATNER


                                     ARFALL HOLDINGS SPRL

                                     By: /s/ Joshua Latner
                                         -----------------------------------
                                         Name: Joshua Latner
                                         Title: Director


                                     ASTEROID HOLDINGS SPRL

                                     By: /s/ Joshua Latner
                                         -----------------------------------
                                         Name: Joshua Latner
                                         Title: Director


                                     DITLENT HOLDINGS SPRL

                                     By: /s/ Joshua Latner
                                         -----------------------------------
                                         Name: Joshua Latner
                                         Title: Director


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                                     MOOSTER HOLDINGS SPRL

                                     By: /s/ Joshua Latner
                                         -----------------------------------
                                         Name: Joshua Latner
                                         Title: Director



                                     KAKAO HOLDINGS SPRL

                                     By: /s/ Joshua Latner
                                         -----------------------------------
                                         Name: Joshua Latner
                                         Title: Director















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